#4830-9629-2852v7 Prepared by, and after recording please return to: Milbank LLP 55 Hudson Yards New York, New York 10001 Attention: Jonathan M. Karl, Esq. ____________________________ MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING MADE BY SUNSEEKER FLORIDA, INC., AS MORTGAGOR TO WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent, AS MORTGAGEE Property Address: 5007 Tamiami Trail, Punta Gorda, FL 33980 DATED: As of October 13, 2021 NOTE TO RECORDER: NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, RECOVERY UNDER THIS MORTGAGE FOR PRINCIPAL SHALL BE LIMITED TO $350,000,000.00 IN PRINCIPAL EVIDENCED BY THE CREDIT AGREEMENT AND ONE OR MORE NOTES, WHICH CREDIT AGREEMENT AND NOTES HAVE BEEN EXECUTED AND DELIVERED OUTSIDE OF THE STATE OF FLORIDA. ACCORDINGLY, PURSUANT TO (A) FLORIDA ADMINISTRATIVE CODE 12B-4.053(31), FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $1,225,000.00 ARE BEING PAID UPON RECORDATION HEREOF, AND (B) PURSUANT TO FLORIDA STATUTES SECTION 199.133, INTANGIBLE TAXES IN THE AMOUNT OF $700,000 ARE BEING PAID UPON RECORDATION HEREOF.

TABLE OF CONTENTS

		Page
ARTICLE ONE COVENANTS OF MORTGAGOR		14
1.1	**General Representations, Covenants and Warranties**	14
1.2	**First Lien Status**	14
1.3	**Compliance with Legal Requirements**	14
1.4	**Impositions and Certain Tax Matters**	14
1.5	**Insurance**	15
1.6	**Condemnation**	15
1.7	**Care of Mortgaged Property**	15
1.8	**Leases.**	15
1.9	**Intentionally omitted.**	16
1.10	**Further Encumbrance**	16
1.11	**Intentionally omitted.**	16
1.12	**Further Assurances**	16
1.13	**Assignment of Leases and Rents**	16
1.14	**Expenses**	17
1.15	**Compliance with Permitted Encumbrance Agreements**	17
1.16	**Defense of Actions**	17
1.17	**After-Acquired Property**	17
1.18	**Security Agreement**	17
1.19	**Future Advances**	19
1.20	**Credit Agreement**	19
ARTICLE TWO CREDIT AGREEMENT PROVISIONS		19
2.1	**Interaction with Credit Agreement and other Loan Documents; Incorporation by Reference**	19
2.2	**Other Collateral**	20
ARTICLE THREE DEFAULTS		20
3.1	**Event of Default**	20
ARTICLE FOUR REMEDIES		20
4.1	**Intentionally omitted**	20
4.2	**Acceleration of Maturity**	20
4.3	**Protective Advances**	20
4.4	**Institution of Equity Proceedings**	21
4.5	**Mortgagee's Power of Enforcement.**	21
4.6	**Mortgagee's Right to Enter and Take Possession, Operate and Apply Income.**	22
4.7	**Separate Sales**	24

2

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3 #4830-9629-2852v7 4.8 Leases 24 4.9 Purchase by Mortgagee ...................................................................................... 24 4.10 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws 24 4.11 Receiver ................................................................................................................ 24 4.12 Suits to Protect the Mortgaged Property .......................................................... 25 4.13 Proofs of Claim .................................................................................................... 25 4.14 Mortgagor to Pay the Obligations on Any Default in Payment; Application of Monies by Mortgagee. ........................................................................................ 25 4.15 Delay or Omission; No Waiver .......................................................................... 26 4.16 No Waiver of One Default to Affect Another ................................................... 26 4.17 Discontinuance of Proceedings; Position of Parties Restored......................... 27 4.18 Remedies Cumulative ......................................................................................... 27 4.19 Interest After Event of Default .......................................................................... 27 4.20 Foreclosure; Expenses of Litigation .................................................................. 27 4.21 Deficiency Judgments ......................................................................................... 28 4.22 Waiver of Jury Trial ........................................................................................... 28 4.23 Exculpation of Mortgagee .................................................................................. 29 4.24 Insurance Policies................................................................................................ 29 ARTICLE FIVE LOCAL LAW PROVISIONS. .......................................................................... 29 5.1 Principles of Construction .................................................................................. 29 5.2 Maximum Amount Secured; Future Advances ............................................... 29 5.3 Limitation of Recovery; Florida Documentary Stamp Tax ............................ 30 ARTICLE SIX MISCELLANEOUS PROVISIONS .................................................................... 30 6.1 Heirs, Successors and Assigns Included in Parties .......................................... 30 6.2 Addresses for Notices, Etc. ................................................................................. 30 6.3 Change of Notice Address .................................................................................. 31 6.4 Headings............................................................................................................... 31 6.5 Invalid Provisions to Affect No Others ............................................................. 31 6.6 Changes and Priority Over Intervening Liens ................................................. 31 6.7 Waiver of Setoff and Counterclaim; Other Waivers ....................................... 32 6.8 Governing Law .................................................................................................... 32 6.9 Intentionally omitted .......................................................................................... 32 6.10 Right of Entry ...................................................................................................... 32 6.11 Corrections .......................................................................................................... 33 6.12 Statute of Limitations ......................................................................................... 33 6.13 Subrogation ......................................................................................................... 33 6.14 Reinstatement ...................................................................................................... 33 6.15 No Waiver ............................................................................................................ 33 6.16 Extension, Rearrangement or Renewal of Obligations ................................... 33 6.17 Forcible Detainer ................................................................................................ 34 6.18 Waiver of Stay or Extension .............................................................................. 34

4 #4830-9629-2852v7 6.19 Application of Payments..................................................................................... 34 6.20 Reduction of Secured Amount ........................................................................... 34 6.21 Renewal; Etc. ....................................................................................................... 35 6.22 Compliance With Usury Law ............................................................................ 35 6.23 Entire Agreement ................................................................................................ 36 6.24 Time 36 6.25 Third Party Rights .............................................................................................. 36 6.26 Context ................................................................................................................. 36 6.27 Calendar Days ..................................................................................................... 36 6.28 Covenants Running with the Land .................................................................... 36 6.29 Mortgagee as Agent ............................................................................................ 36 6.30 Relationship ......................................................................................................... 36 6.31 Jurisdiction; Consent to Service of Process. ..................................................... 36 6.32 Interpretation ...................................................................................................... 37 SCHEDULE A DESCRIPTION OF THE LAND

5 #4830-9629-2852v7 MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING THIS MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, amended and restated, supplemented, increased and/or otherwise modified from time to time, this “Mortgage”) is made and effective as of October 13, 2021 (the “Effective Date”), by SUNSEEKER FLORIDA, INC., a Florida corporation (“Mortgagor”), whose address is 1201 North Town Center, Las Vegas, Nevada 89144, to WILMINGTON TRUST, NATIONAL ASSOCIATION, having an office at 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, in its capacity as Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement) (in such capacity, and together with its successors and assigns in such capacity, “Mortgagee”). PRELIMINARY STATEMENTS A. Mortgagor entered into that certain Credit Agreement (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), dated as of the date hereof, by and among Mortgagor, Allegiant Travel Company (the “Guarantor”), the banks, financial institutions and other entities from time to time party thereto in the capacity of lenders (collectively, the “Lenders”), Mortgagee, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and Castlelake Lending Opportunities, L.L.C., as facility manager (the “Facility Manager”), which on the Effective Date will provide for up to a $350,000,000.00 term loan facility, which has a maturity date of October 31, 2028. B. Guarantor has, among other things, guaranteed the Obligations pursuant to that certain Payment Guaranty, dated as of October 7, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Payment Guaranty”), made by and among Guarantor and the other guarantors party thereto in favor of the Guarantor. C. In consideration of the extensions of credit and other accommodations of the Secured Parties as set forth in the Credit Agreement, Mortgagor has agreed to secure the Obligations (including the obligations under the Loan Documents) as set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and the covenants herein contained, and in order to secure the Obligations, MORTGAGOR AND MORTGAGEE HEREBY AGREE AS FOLLOWS: DEFINITIONS As used in this Mortgage, the following terms have the meanings hereinafter set forth: “Accounts Receivable” has the meaning set forth in Section 9-102(2) of the UCC for the term “account.” “Administrative Agent” has the meaning set forth in the Preliminary Statements.

6 #4830-9629-2852v7 “Applicable Clerk’s Office” means the Clerk of the Circuit Court & County Comptroller of Charlotte County. “Appurtenant Rights” means all and singular tenements, hereditaments, rights, reversions, remainders, development rights, privileges, benefits, easements (in gross or appurtenant), rights-of-way, licenses, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, riparian rights and powers, and all appurtenances whatsoever and claims or demands of Mortgagor at law or in equity in any way belonging, benefiting, relating or appertaining to the Mortgaged Property encumbered by this Mortgage, or which hereinafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor. “Bankruptcy” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Mortgagee, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Credit Agreement” has the meaning set forth in the Preliminary Statements. “Effective Date” has the meaning set forth in the preamble. “Event of Default” has the meaning set forth in Section 3.1 hereof. “FF&E” means all furniture, fixtures, equipment, appurtenances, signage and personal property owned or leased by Mortgagor now or in the future contained in, used in connection with, attached to, or otherwise useful or convenient to the use, operation, or occupancy of, or placed on, but unattached to, any part of the Site (as defined herein) whether or not the same constitutes real property or fixtures in the State, including all removable window and floor coverings, all furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator and escalator plants, cooking facilities, vacuum cleaning systems, public address and communications systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures, and building/construction materials, all financial equipment, computer equipment, calculators, adding machines, and any other electronic equipment of every nature used or located on any part of the Site, together with all venetian blinds, shades, draperies, drapery and curtain rods, brackets, bulbs, cleaning apparatus, mirrors, lamps, ornaments, cooling apparatus and equipment, ranges and ovens, garbage disposals, dishwashers, mantels, and any and all such property which is at any time installed in, affixed to or placed upon the Site.

7 #4830-9629-2852v7 “Guaranty” has the meaning set forth in the Preliminary Statements. “Imposition” means any taxes, assessments, water rates, sewer rates, maintenance charges, other governmental impositions and other charges now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof. “Improvements” means (i) all the buildings, structures, facilities and improvements of every nature whatsoever now or hereafter situated on the Site or any real property encumbered hereby and in which Mortgagor now or hereafter owns or acquires an interest or right and (ii) all FF&E. “Insolvent” or “Insolvency” means, with respect to any Person, that such Person does not meet the definition of the term “Solvent” as defined in the Credit Agreement. “Intangible Collateral” means (a) subject to the absolute assignment contained herein and the revocable license herein below given to Mortgagor to collect the Rents, the Rents; (b) any and all books, records, customer lists, concession agreements, supply or service contracts, licenses, permits, governmental approvals (to the extent such licenses, permits and approvals may be pledged under applicable legal requirements), signs, goodwill, hotel credit and charge records, supplier lists, checking accounts, safe deposit boxes (excluding the contents of such deposit boxes owned by Persons other than Mortgagor and its subsidiaries), cash, instruments, chattel papers, including inter-company notes and pledges, documents, unearned premiums, credit card receivables and other accounts receivables, deposits, refunds, including but not limited to income tax refunds, prepaid expenses, rebates, tax and insurance escrow and impound accounts, if any, actions and rights in action, and all other claims, including without limitation condemnation awards and insurance proceeds, and all other contract rights and general intangibles resulting from or used in connection with the operation and occupancy of the Mortgaged Property and the Improvements and in which Mortgagor now or hereafter has rights; and (c) Mortgagor’s general intangibles or right to use agreements, including without limitation all rents, issues, profits, income and maintenance fees resulting therefrom, whether any of the foregoing is now owned or hereafter acquired. “Land” means that certain real property situated in the county of Charlotte in the State of Florida, as more specifically described in Schedule A attached hereto and incorporated herein by reference, including any after acquired title thereto. “Leases” means any and all leases, subleases, lettings, licenses, and concessions, affecting the Mortgaged Property that Mortgagor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, that give any Person the right to conduct its business on, or otherwise use, operate or occupy, all or any portion of the Site or Improvements and any leases, agreements or arrangements permitting anyone to enter upon or use any of the Mortgaged Property to extract or remove natural resources of any kind, together with all modifications, amendments, extensions, and renewals of the foregoing entered into in compliance with this Mortgage, together with all rental, occupancy, service, maintenance or any other similar agreements pertaining to use or occupation of, or the rendering of services in connection therewith at the Site, the Improvements or any part thereof.

8 #4830-9629-2852v7 “Lenders” has the meaning set forth in the Preliminary Statements. “Lessee(s)” means any and all tenants, licensees, or other grantees of the Leases and any and all guarantors, sureties, endorsers or others having primary or secondary liability with respect to such Leases. “Mortgaged Property” means all of the property described in granting clauses (A) through (R) below, inclusive, and each item of property therein described. “Mortgagee” has the meaning set forth in the preamble. “Mortgagor” has the meaning set forth in the preamble. “Obligations” has the meaning set forth in the Credit Agreement. “Permitted Dispositions” means any dispositions permitted by Section 6.04 of the Credit Agreement and the other Loan Documents. “Personal Property” means all Tangible Collateral, Intangible Collateral and all other personal property, in each case, now or hereafter owned or leased by Mortgagor or in which Mortgagor has or will have any interest (whether or not such items are stored on the Site or elsewhere) used or which are intended to be used in connection with the operation or occupancy of the Mortgaged Property or in connection with any construction being conducted or which may be conducted on the Site, Proceeds of the foregoing and all products, substitutions, and accessions therefor and thereto. “Premises” means the Site and the Improvements. “Proceeds” has the meaning assigned to it under the UCC and, in any event, shall include but not be limited to all of Mortgagor’s right, title and interest in and to (i) any and all proceeds of any insurance (including, without limitation, property, casualty and title insurance), indemnity, warranty or guaranty payable from time to time with respect to any of the Mortgaged Property; (ii) any and all proceeds in the form of accounts, security deposits, tax escrows (if any), down payments (to the extent the same may be pledged under applicable legal requirements), collections, contract rights, documents, instruments, chattel paper, liens and security instruments, guarantees or general intangibles relating in whole or in part to the Site or Improvements and all rights and remedies of whatever kind or nature Mortgagor may hold or acquire for the purpose of securing or enforcing any obligation due Mortgagor thereunder; (iii) any and all payments in any form whatsoever made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Mortgaged Property by any Governmental Authority or deed in lieu thereof; (iv) subject to the absolute assignment contained herein, the Rents or other benefits arising out of, in connection with or pursuant to any Lease of the Mortgaged Property; and (v) any and all other amounts from time to time paid or payable in connection with any of the Mortgaged Property; provided, however, that Mortgagor is not authorized to dispose of any of the Mortgaged Property unless such disposition is a Permitted Disposition. “Project” shall have the meaning set forth in the Disbursement Agreement.

9 #4830-9629-2852v7 “Protective Advances” has the meaning set forth in Section 4.3 hereof. “Rents” means all rents, room revenues, income, receipts, issues, profits, revenues and maintenance fees, food and beverage revenues, license and concession fees, income, proceeds and other benefits to which Mortgagor may now or hereafter be entitled from the Site, the Improvements, the Leases or any property encumbered hereby or any business or other activity conducted by Mortgagor at the Site or the Improvements. “Site” means the Land and the Appurtenant Rights. “State” has the meaning set forth in Section 6.8 hereof. “Tangible Collateral” means all personal property, goods, inventory, equipment, supplies, building and other materials of every nature whatsoever and all other tangible personal property constituting a part or portion of the Project, in each case, in which Mortgagor now or hereafter owns or acquires an interest or right, including all property and materials stored therein in which Mortgagor has an interest and all tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, vehicles, fuel, advertising and promotional material, Mortgagor’s right, title and interest in blueprints, surveys, plans and other documents relating to the Site or Improvements, and all construction materials and all furnishings, fixtures and equipment, including, but not limited to, all FF&E and all equipment and devices which are or are to be installed and used in connection with the operation of the Project, those items of furniture, fixtures and equipment which are to be purchased or leased by Mortgagor, machinery and any other item of personal property in which Mortgagor now or hereafter owns or acquires an interest or right, and which are used or useful in the construction, operation, use and occupancy of the Project and all present and future right and interest of Mortgagor in and to any casino operator’s agreement, license agreement or sublease agreement used in connection with the Site or the Improvements. “UCC” means the Uniform Commercial Code in effect in the State of New York from time-to-time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any UCC Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions. “UCC Collateral” has the meaning set forth in Section 1.18 hereof. Any capitalized terms used in this Mortgage which are not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement. Upon termination of the Credit Agreement, all terms defined by reference to the Credit Agreement shall continue to have the same meanings given to such terms in the Credit Agreement as in effect immediately prior to such termination. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC. Except as expressly specified otherwise herein, any reference herein to any Exhibit or Schedule to this Mortgage shall be deemed to refer to such Exhibit or Schedule as amended or supplemented from time to time.

10 #4830-9629-2852v7 W I T N E S S E T H: In consideration of ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as collateral security for the payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all of (i) the Obligations and (ii) the payment of all sums expended or advanced by Secured Parties under or pursuant to the terms hereof or to protect the security hereof (including Protective Advances), together with interest thereon as herein provided, Mortgagor, in consideration of the premises, and for the purposes aforesaid, hereby mortgages, assigns, grants, bargains, sells, conveys, pledges and confirms to Mortgagee for the benefit of the Secured Parties a lien on and security interest in and to each of the following, whether now owned or hereinafter acquired by Mortgagor from time to time: (A) All the estate, right, title and interest of Mortgagor of, in and to, the Land; (B) TOGETHER WITH all the estate, right, title and interest of Mortgagor of, in and to the Improvements; (C) TOGETHER WITH all the estate, right, title and interest of Mortgagor of, in and to the Appurtenant Rights; (D) TOGETHER WITH all the estate, right, title and interest of Mortgagor of, in and to the Tangible Collateral to the extent permitted by, or not prohibited by, applicable legal requirements; (E) TOGETHER WITH all the right, title and interest of Mortgagor of, in and to the Intangible Collateral to the extent permitted by, or not prohibited by, applicable legal requirements; (F) TOGETHER WITH all the estate, right, title and interest of Mortgagor of, in and to (i) all judgments and decrees, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of any of the property described in granting clauses (A), (B), (C), (D) and (E) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in granting clauses (A), (B), (C), (D) and (E) hereof or any part thereof and Mortgagee is (subject to the terms hereof and the Credit Agreement and the other Loan Documents, including Mortgagor’s right, if any, to collect, receive, use and apply such awards and proceeds in accordance with the Credit Agreement and the Disbursement Agreement) hereby authorized to (x) collect and receive said awards and proceeds and to give proper receipts and acquittance therefor and (y) to apply the same toward the payment of the Obligations and sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; (ii) all proceeds of any sales or other dispositions of the property or rights described in granting clauses (A), (B), (C), (D) and (E) hereof or any part thereof whether voluntary or involuntary (subject to the terms hereof and the Credit Agreement and the other Loan Documents), provided, however, that the foregoing shall not be deemed to permit such sales, transfers, or other dispositions except as specifically permitted herein or in the other Loan Documents; and (iii) whether arising from any voluntary or involuntary disposition of the property described in granting clauses (A), (B), (C), (D) and (E), all Proceeds, products, replacements, additions, substitutions, renewals and accessions, remainders, reversions and after-acquired interest

11 #4830-9629-2852v7 in, of and to such property (subject to the terms hereof and the Credit Agreement and the other Loan Documents); (G) TOGETHER WITH and, subject to Section 1.13 below, the absolute assignment of any Leases or any part thereof that Mortgagor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, together with all of the following (including all “Cash Collateral” within the meaning of the Bankruptcy Code) arising from the Leases: (a) Rents (subject, however, to the absolute assignment to Mortgagee and the revocable license herein below given to Mortgagor to collect the Rents), (b) all of Mortgagor’s right, title, and interest to all guarantees, letters of credit, security deposits, collateral, cash deposits, and other credit enhancement documents, arrangements and other measures with respect to the Leases, (c) all of Mortgagor’s right, title, and interest under the Leases, including the following: (i) the right to receive and collect the Rents from the lessee, sublessee or licensee, or their successor(s), under any Lease(s), (ii) all revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting facilities, parking facilities, recreational facilities, concession fees, health club membership fees, food and beverage wholesale and trail sales, vending machine sales and service charges from the Site, and (iii) the right to enforce against any tenants thereunder and otherwise any and all remedies under the Leases, including Mortgagor’s right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty of any Lease; to terminate, modify, or amend the Leases; to obtain possession of, use, or occupy, any of the real or personal property subject to the Leases; and to enforce or exercise, whether at law or in equity or by any other means, all provisions of the Leases and all obligations of the tenants thereunder based upon (y) any breach by such tenant under the applicable Lease (including any claim that Mortgagor may have by reason of a termination, rejection, or disaffirmance of such Lease pursuant to any provision of the Bankruptcy Code) and (z) the use and occupancy of the premises demised, whether or not pursuant to the applicable Lease (including any claim for use and occupancy arising under landlord- tenant law of the State or any provision of the Bankruptcy Code). Mortgagee hereby grants to Mortgagor a revocable license, so long as no Event of Default has occurred and is continuing hereunder, to collect and use the Rents, as they become due and payable, and to exercise the rights under the Leases. Upon the occurrence and during the continuance of an Event of Default, the revocable license hereby granted to Mortgagor to collect the Rents, and to exercise the rights under the Leases, shall automatically terminate, but such license shall be automatically reinstated upon a cure or written waiver of such Event of Default by Mortgagee (it being acknowledged that Administrative Agent shall be under no obligation to accept a proposed cure of an Event of Default). Mortgagee shall have the right, at any time and from time to time, to notify any Lessee of the rights of Mortgagee as provided by this section; Notwithstanding anything to the contrary contained herein, the foregoing provisions of this Paragraph (G) shall not constitute an assignment for purposes of security but shall constitute an absolute and present assignment of the Rents to Mortgagee, subject, however, to the revocable license given to Mortgagor to collect and use the Rents and to exercise the rights under the Leases as hereinabove provided; and the existence or exercise of such right of Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor; (H) TOGETHER WITH all of Mortgagor’s right, title and interest in and to any and all maps, plans, specifications, surveys, studies, tests, reports, data and drawings relating to the development of the Site or the Project and the construction of the Improvements, including, without

12 #4830-9629-2852v7 limitation, all marketing plans, feasibility studies, soils tests, design contracts and all contracts and agreements of Mortgagor relating thereto including, without limitation, all of Mortgagor’s right, title and interest in and to architectural, structural, mechanical and engineering plans and specifications, studies, data and drawings prepared for or relating to the development of the Site or the Project or the construction, renovation or restoration of any of the Improvements or the extraction of minerals, sand, gravel or other valuable substances from the Site and purchase contracts or any agreement granting Mortgagor a right to acquire any land situated within Charlotte County, Florida; (I) TOGETHER WITH, to the extent permitted or not prohibited by applicable legal requirements, all of Mortgagor’s right, title, and interest in and to any and all licenses, use permits, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements relating to the Mortgaged Property (including, without limitation, options, option rights, contract rights now or hereafter obtained by Mortgagor from any Governmental Authority having or claiming jurisdiction over the Land, the FF&E, the Project, or any other element of the Mortgaged Property or providing access thereto, or the operation of any business on, at, or from the Site); (J) TOGETHER WITH all the estate, right, title and interest of Mortgagor of, in and to all water stock, water permits and other water rights relating to the Site; (K) TOGETHER WITH all right, title and interest of Mortgagor of, in and to oil and gas and other mineral rights, if any, in or pertaining to the Site and all royalty, leasehold and other rights of Mortgagor pertaining thereto; (L) TOGETHER WITH all right, title and interest of Mortgagor of, in and to any and all monies and other property, real or personal, which may from time to time be subjected to the lien hereof by Mortgagor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Mortgagee, in each case, pursuant to this Mortgage, the Credit Agreement or any other Loan Document (including any security document), including, without limitation, any Protective Advances under this Mortgage; and all of Mortgagor’s right, title, and interest in and to all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Mortgagor may subsequently acquire or obtain by any means, or construct, assemble, or otherwise place on any of the Mortgaged Property, and all conversions of any of the foregoing; it being the intention of Mortgagor that all property hereafter acquired by Mortgagor and required by the Credit Agreement, any other Loan Document (including any security document) or this Mortgage to be subject to the lien of this Mortgage or intended so to be shall forthwith upon the acquisition thereof by Mortgagor (but subject to the last sentence of Section 1.17) be subject to the lien of this Mortgage as if such property were now owned by Mortgagor and were specifically described in this Mortgage and granted hereby or pursuant hereto, and Mortgagee is hereby authorized, subject to applicable legal requirements, and the terms and provisions of the Credit Agreement and the other Loan Documents, to receive any and all such property as and for additional security for the obligations secured or intended to be secured hereby. Mortgagor agrees to take any action as may reasonably be necessary to evidence and perfect such liens or security interests, including, without limitation, the execution of any documents necessary to evidence and perfect such liens or security interests; (M) TOGETHER WITH, to the extent permitted or not prohibited by applicable legal

13 #4830-9629-2852v7 requirements, all right, title and interest of Mortgagor of, in and to any and all Accounts Receivable and all royalties, earnings, income, proceeds, products, rents, revenues, reversions, remainders, issues, profits, avails, production payments, and other benefits directly or indirectly derived or otherwise arising from any of the foregoing, all of which are hereby assigned to Mortgagee, who, upon the occurrence and during the continuation of an Event of Default, is authorized to collect and receive the same, to give receipts and acquittances therefor and to apply the same to the Obligations secured hereunder in accordance with the terms and provisions of the Credit Agreement and the other Loan Documents, whether or not then due and payable (it being agreed that so long as no Event of Default is then continuing, Mortgagor shall be entitled to collect and receive the same and to the use and enjoyment of, and to exercise all such rights, remedies, privileges and benefits with respect to, said collateral); (N) TOGETHER WITH all accounts, documents, instruments, chattel paper, general intangibles and investment property as the foregoing terms are defined in the UCC, not otherwise described above; (O) TOGETHER WITH Proceeds of the foregoing property described in granting clauses (A) through (N) inclusive; and (P) TOGETHER WITH all tradenames, trademarks, servicemarks, logos, copyrights, goodwill, URLs or other online media, books and records and all other general intangibles relating to or used in connection with the operation of the Site; (Q) TOGETHER WITH all (i) accounts receivable (including, without limitation, any account, fees, charges or other payments arising from the use and occupancy of hotel rooms and/or other hotel or public facilities at the Property), (ii) credit card receivables, and (iii) reserves, escrows and deposit accounts maintained by Mortgagor with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Credit Agreement, the Disbursement Agreement or any other Loan Document, together with all deposits or wire transfers made to such accounts, and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time, and all proceeds, products, distributions, dividends and/or substitutions thereon and thereof; (R) TOGETHER WITH Mortgagor’s rights further to assign, sell, lease, encumber or otherwise transfer or dispose of the property described in granting clauses (A) through (Q) inclusive, above, for debt or otherwise, subject, however, to Mortgagor’s right to make Permitted Dispositions. Mortgagor shall warrant and forever defend the lien and security interest of this Mortgage against all and every Person or Persons lawfully or otherwise claiming or to claim the whole or any part of the Mortgaged Property, except for Permitted Encumbrances pertaining to the Mortgaged Property. Mortgagor agrees that any greater title to the Mortgaged Property hereafter acquired by Mortgagor during the term hereof shall, to the fullest extent permitted by applicable legal requirements, be automatically subject hereto. In such event, this Mortgage shall, without further action or conveyance, automatically and simultaneously with such acquisition, be spread to cover and attach to such acquired estate but without thereby impairing, releasing, or limiting Mortgagee’s

14 #4830-9629-2852v7 lien on the estate. As so spread and attached, the lien of this Mortgage shall be prior to the lien of any mortgage or deed of trust placed on the acquired estate after the date of this Mortgage. Mortgagor shall execute and (at Mortgagor’s expense) record any documents that Mortgagee reasonably requests, including a mortgage spreader agreement, to effectuate the previous sentence. ARTICLE ONE COVENANTS OF MORTGAGOR Mortgagee and the other Secured Parties have been induced to enter into the Credit Agreement, and the other Loan Documents, and to make extensions of credit thereunder, on the basis of the following material covenants, all agreed to by Mortgagor: 1.1 General Representations, Covenants and Warranties. Mortgagor represents, covenants and warrants that: Mortgagor has (i) good, marketable and insurable title to, to the extent the following constitutes Real Property or (ii) good, marketable and insurable title to, to the extent the following constitutes personal property, the Land, the Improvements, the Appurtenant Rights, the Tangible Collateral, the Intangible Collateral and other Mortgaged Property, in each case, free and clear of all Liens other than Permitted Encumbrances, and that it has the right to hold, occupy and enjoy its interest in the Mortgaged Property, and has good right, full power and lawful authority to subject the Mortgaged Property to the Lien of this Mortgage and pledge the same as provided herein. 1.2 First Lien Status. Mortgagor shall forever preserve, protect and defend the first Lien and security interest status of this Mortgage, subject to Permitted Encumbrances. If any Lien or security interest other than a Permitted Encumbrance related to the Mortgaged Property is recorded or filed against Mortgagor’s estate, right, title and interests in the Mortgaged Property and Mortgagor receives notice thereof, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such Lien or security interest (including origin, amount (if known) and other terms), and (b) pay the underlying claim in full or take such other commercially reasonable action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement and Disbursement Agreement (including, if applicable, the requirement of providing a bond or other security reasonably satisfactory to Mortgagee or affirmative title insurance over such claim). Nothing herein shall be construed to subordinate the Lien of this Mortgage to any Permitted Encumbrance to which the Lien of this Mortgage is not otherwise subordinate. 1.3 Compliance with Legal Requirements. Mortgagor shall comply with Section 5.05 of the Credit Agreement. 1.4 Impositions and Certain Tax Matters. Except as otherwise permitted by the Loan Documents: (a) Mortgagor shall pay prior to delinquency all Impositions which are (or if not paid, may become) a Lien on all or part of the Mortgaged Property or any interest in it, or which may cause any decrease in the value of the Mortgaged Property or any part of it, except to the extent a Permitted Encumbrance under the Credit Agreement and for immaterial Impositions so long as no material portion of the Mortgaged Property is in jeopardy of being seized, levied upon

15 #4830-9629-2852v7 or foreclosed. If any such Imposition becomes delinquent (and is not a Permitted Encumbrance), Mortgagee may require Mortgagor to deliver to Mortgagee within ten (10) days following receipt of Mortgagee’s written request, evidence reasonably satisfactory to Mortgagee that the Impositions have been paid. This Section 1.4(a) is subject to the right granted in Section 5.02 of the Credit Agreement and the other Loan Documents with respect to certain Impositions. (b) Mortgagor shall not suffer to exist, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the Lien of the real property taxes and the Lien of the personal property taxes shall be assessed, levied or charged to the Land as a single Lien, except as may be required by applicable legal requirements. (c) In the event of the passage of any law deducting from the value of real property for the purposes of taxation any Lien thereon, or changing in any way the taxation of mortgages or obligations secured thereby for state or local purposes, or the manner of collecting such taxes and imposing a tax, either directly or indirectly, on this Mortgage or the other Loan Documents to which Mortgagor is a party, Mortgagor shall pay all such taxes. 1.5 Insurance. Mortgagor shall maintain insurance in accordance with Section 5.09 of the Credit Agreement. All Proceeds from any insurance policies shall be collected, held, handled and disbursed in accordance with the provisions of the Credit Agreement. 1.6 Condemnation. Mortgagor hereby collaterally assigns all awards and compensation to which it is entitled for any condemnation or other taking of the Mortgaged Property, or any purchase in lieu thereof, to Mortgagee and authorizes Mortgagee to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Credit Agreement, the Disbursement Agreement and the other Loan Documents. Promptly upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property or any portion thereof, Mortgagor shall notify Mortgagee of the pendency of such proceedings. Mortgagor shall not settle or compromise any claim in connection with any action or proceeding related to any condemnation without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld (provided no Event of Default is continuing). All of Mortgagor’s right, title and interest in and to such compensation awards, damages, claims, rights of action and Proceeds, and any other payments or relief, and the right thereto, are, whether paid to Mortgagee or Mortgagor or a third party trustee, included in the Mortgaged Property. Mortgagee, after deducting therefrom all its reasonable documented out-of- pocket expenses, including reasonable documented out-of-pocket attorneys’ fees and expenses, shall apply all Proceeds paid directly to it in accordance with the provisions of the Credit Agreement. All such Proceeds paid directly to Mortgagor shall be applied in accordance with the provisions of the Credit Agreement. 1.7 Care of Mortgaged Property. Except as otherwise permitted under the Credit Agreement and each other Loan Document, Mortgagor shall preserve and maintain the Mortgaged Property in accordance with Section 5.14 of the Credit Agreement and the other Loan Documents. 1.8 Leases. (a) Mortgagor represents, warrants and covenants that:

16 #4830-9629-2852v7 (i) as of the Effective Date, Mortgagor has not entered into any Leases; (ii) except for the assignment effected hereby and in the other security documents, Mortgagor has not executed any assignment or pledge of any of the Leases, the Rents, or of Mortgagor’s right, title and interest in the same, except for Permitted Encumbrances; and (iii) this Mortgage does not and will not constitute a violation or default under any Lease, and is and shall at all times constitute a valid lien on Mortgagor’s interests in the Leases. (b) Mortgagor shall not enter into any Lease unless such Lease is entered into in accordance with the terms of the Credit Agreement or is otherwise approved in writing by Mortgagee. (c) Upon request, Mortgagor shall promptly deliver to Mortgagee executed copies of all Leases (other than hotel occupancy and similar agreements entered into in the ordinary course of operations on the Mortgaged Property). 1.9 Intentionally omitted. 1.10 Further Encumbrance. Mortgagor covenants that, except for Permitted Encumbrances and Permitted Dispositions and as otherwise permitted by the Loan Documents, Mortgagor shall neither make nor suffer to exist, nor enter into any agreement for, any disposition or Lien of all or any part of the Mortgaged Property. No sale of the Mortgaged Property and no forbearance to any Person with respect to this Mortgage and no extension to any Person of the time for payment of the Notes or other payment obligations under the Loan Documents (whether principal and interest payments or otherwise), and other sums hereby secured given by Mortgagee, shall operate to release, discharge, modify, change or affect the original liability of Mortgagor, or such guarantor, surety or endorser either in whole or in part. Nothing contained in this Section 1.10 shall be deemed to limit Mortgagor’s right to make Permitted Dispositions or Permitted Encumbrances in accordance with the terms of the Credit Agreement and the other Loan Documents. 1.11 Intentionally omitted. 1.12 Further Assurances. Mortgagor shall forthwith upon the execution and delivery of this Mortgage, and thereafter from time to time, cause this Mortgage and each instrument of further assurance to be filed, indexed, registered, recorded, given or delivered in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the title of Mortgagee to, the Mortgaged Property. 1.13 Assignment of Leases and Rents. Subject to applicable legal requirements, Mortgagor hereby assigns to Mortgagee all the right, title and interest of Mortgagor in and to the Leases and Rents, which assignment shall constitute an absolute and present assignment to Mortgagee, subject to the license herein given to Mortgagor to collect the Rents, and shall be fully operative without any further action on the part of any party, and specifically Mortgagee shall be entitled upon the occurrence and during the continuance of an Event of Default hereunder to all Rents and to enter upon the Premises to collect such Rents, provided, however, that Mortgagee

17 #4830-9629-2852v7 shall not be obligated to take possession of the Mortgaged Property, or any portion thereof. The absolute assignment contained in granting clause (G) shall not be deemed to impose upon Mortgagee any of the obligations or duties of Mortgagor provided in any such Lease (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any lessee shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Mortgaged Property or any part thereof). 1.14 Expenses. Mortgagor shall, upon demand by Mortgagee, reimburse Mortgagee or any assignee of Mortgagee for all actual, reasonable and documented out-of-pocket expenses which have been incurred by it in connection with the exercise of its rights and remedies hereunder or taking any other action contemplated hereby, and shall indemnify Mortgagee and the Indemnitees for the same, all as provided by and in accordance with, and to the extent required under, Section 10.04 of the Credit Agreement. 1.15 Compliance with Permitted Encumbrance Agreements. To the extent required by the Credit Agreement, Mortgagor shall comply with each and every material obligation contained in any agreement pertaining to a Permitted Encumbrance. 1.16 Defense of Actions. Upon Mortgagee’s request, Mortgagor (i) shall appear in and defend any action or proceeding negatively affecting or purporting to negatively affect the security hereof or the rights or powers of Mortgagee and (ii) shall pay all actual, reasonable and documented out-of-pocket costs and expenses, including cost of title search and insurance or other evidence of title, preparation of survey, and actual, reasonable and documented out-of-pocket attorneys’ fees in any such action or proceeding in which Mortgagee may appear or may be joined as a party and in any suit brought by Mortgagee based upon or in connection with this Mortgage or any Loan Document in accordance with, and to the extent required under, Section 10.04 of the Credit Agreement. Nothing contained in this section shall, however, limit the right of Mortgagee to appear in such action or proceeding with counsel of its own choice, either on its own behalf during the continuance of an Event of Default or on behalf of Mortgagor. 1.17 After-Acquired Property. Subject to Section 5.11 of the Credit Agreement, to the fullest extent permitted or not prohibited by applicable legal requirements, any and all assets or property which would constitute Mortgaged Property hereunder but which is acquired after the Effective Date shall nonetheless immediately, without any further conveyance, assignment or act on the part of Mortgagor or Mortgagee, become and be Mortgaged Property hereunder and subject to the lien and security interest of this Mortgage as fully and completely as though specifically described herein, but nothing contained in this Section 1.17 shall be deemed to modify or change the obligations of Mortgagor under Section 1.12 hereof. Notwithstanding the foregoing, if and whenever from time to time Mortgagor shall hereafter acquire any real property or interest therein which constitutes or is intended to constitute part of the Mortgaged Property hereunder, Mortgagor shall comply with Section 5.11 of the Credit Agreement. 1.18 Security Agreement. This Mortgage shall also be a security agreement between Mortgagor, as “debtor,” and Mortgagee, as “secured party,” covering that portion of the Mortgaged Property constituting personal property, fixtures and goods which may become fixtures (collectively, the “UCC Collateral”) governed by the UCC, and as further security for the

18 #4830-9629-2852v7 payment and performance of the Obligations, Mortgagor hereby grants to Mortgagee a security interest in such portion of the Mortgaged Property to the fullest extent that the Mortgaged Property may be subject to the UCC. In addition to Mortgagee’s other rights hereunder, Mortgagee shall have all rights of a secured party under the UCC. Mortgagor hereby authorizes Mortgagee, as Mortgagor’s attorney-in-fact, to, without the obligation to do so, in Mortgagee’s name, or in the name of Mortgagor, prepare and file (and if requested by Mortgagee, Mortgagor shall execute and deliver to Mortgagee) all financing statements and such further assurances that may be reasonably required by Mortgagee to establish, create, perfect (to the extent the same can be achieved by the filing of a financing statement) and maintain the validity and priority of Mortgagee’s security interests, and Mortgagor shall bear all actual, reasonable and documented out-of-pocket costs thereof, including the costs of all UCC searches. Except as otherwise provided in the Loan Documents, if Mortgagee should dispose of any of the Mortgaged Property comprising the UCC Collateral pursuant to the UCC, ten (10) days’ prior written notice by Mortgagee to Mortgagor shall be deemed to be reasonable notice in connection with such disposal; provided, however, Mortgagee may dispose of such property in accordance with the foreclosure procedures of this Mortgage in lieu of proceeding under the UCC. Mortgagee may from time to time file and, if applicable, execute and deliver at Mortgagor’s expense, all financing statements, continuation statements, termination statements, amendments, partial releases, or other instruments relating to all financing statements by and between Mortgagor and Mortgagee so long as the same are consistent with the grant of security interest made hereunder. Except as otherwise provided in the Loan Documents, upon the occurrence and during the continuation of an Event of Default, (i) Mortgagee, in addition to any other rights and remedies which it may have, may exercise immediately and without demand to the extent permitted by applicable legal requirements, any and all rights and remedies granted to a secured party under the UCC including, without limiting the generality of the foregoing, the right to take possession of the UCC Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of such collateral and (ii) upon request or demand of Mortgagee, Mortgagor shall at its expense, assemble the UCC Collateral and make it available to Mortgagee at a convenient place acceptable to both parties. Mortgagor shall pay to Mortgagee promptly after Mortgagee’s demand thereof, any and all actual, reasonable and documented out-of-pocket expenses, including reasonable and documented attorneys’ fees and disbursements incurred or paid by Mortgagee in protecting the interest in the UCC Collateral and in enforcing the rights hereunder with respect to such UCC Collateral, in each case, in accordance with, and to the extent required under, Section 10.04 of the Credit Agreement. (a) Intentionally omitted. (b) Fixture Filing. Mortgagor and Mortgagee agree, to the extent permitted by applicable legal requirements, that: (i) this Mortgage, upon recording or registration in the Applicable Clerk’s Office, shall constitute a financing statement filed as a “fixture filing” under the UCC; (ii) a part of the Mortgaged Property is or is to become fixtures; (iii) the names and addresses of Mortgagor and Mortgagee are as set forth in the preamble to this Mortgage; (iv) Mortgagor is a Florida corporation and (v) Mortgagor’s organizational identification number is P17000100300. (c) Derogation of Real Property. It is the intention of the parties that the filing of a financing statement in the records normally having to do with personal property shall never

19 #4830-9629-2852v7 be construed as in any way derogating from or impairing the express declaration and intention of the parties hereto as hereinabove stated that everything used in connection with the production of income from the Mortgaged Property and/or adapted for use therein and/or which is described or reflected in this Mortgage is, and at all times and for all purposes and in all proceedings both legal or equitable (except as set forth in Section 4.5(e)), shall be regarded as part of the real property encumbered by this Mortgage irrespective of whether (1) any such item is physically attached to the Improvements, (2) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Mortgagee, or (3) any such item is referred to or reflected in any such financing statement so filed at any time. It is the intention of the parties that the mention in any such financing statement of (A) rights in or to the proceeds of any fire and/or hazard insurance policy, or (B) any award in eminent domain proceedings for a taking or for loss of value, or (C) Mortgagor’s interest as lessor in any present or future Lease or rights to Rents, shall never be construed as in any way altering any of the rights of Mortgagee as determined by this Mortgage or impugning the priority of Mortgagee’s real property lien granted hereby or by any other recorded document, but such mention in the financing statement is declared to be for the protection of Mortgagee in the event any court or judge shall at any time hold with respect to the matters set forth in the foregoing clauses (A), (B) and (C) that notice of Mortgagee’s priority of interest to be effective against a particular class of Persons, including but not limited to, the federal government and any subdivisions or entity of the federal government, must be filed in the UCC records. 1.19 Future Advances. This Mortgage is granted to secure the payment of all Obligations incurred from time to time (including subsequent to the date hereof), including, without limitation, the payment of future advances made pursuant to Sections 2.03 and 8.07 of the Credit Agreement. The lien of this Mortgage shall be valid as to all Obligations, including, without limitation, all advances of the loan whenever hereafter made under the Credit Agreement from the time of its filing of record in the Applicable Clerk’s Office. 1.20 Credit Agreement. (a) Mortgagor will cause the Improvements to be constructed, and all other work on the Premises to be performed, in accordance with the terms of the Credit Agreement and the Disbursement Agreement, and will comply with the covenants made by it in the Credit Agreement and the Disbursement Agreement. (b) This Mortgage is subject to all of the terms, covenants and conditions of the Credit Agreement. The proceeds of the loan secured hereby are to be advanced by Mortgagee and Disbursement Agent to the Mortgagor in accordance with the provisions of the Credit Agreement and Disbursement Agreement, respectively. All advances made and all indebtedness arising and accruing under the Credit Agreement and Disbursement Agreement from time to time shall be secured hereby. ARTICLE TWO CREDIT AGREEMENT PROVISIONS 2.1 Interaction with Credit Agreement and other Loan Documents; Incorporation by Reference. To the extent that this Mortgage refers to specific provisions or requirements of

20 #4830-9629-2852v7 the Credit Agreement and the other Loan Documents as applicable to Mortgagor hereunder, including with respect to the meaning of the expressions “payment in full,” “paid in full” and any other similar terms or phrases, such provisions and requirements are hereby incorporated by reference in this Mortgage and made applicable to Mortgagor mutatis mutandis. Additionally, the rules of construction set forth in Sections 1.02 of the Credit Agreement shall be applicable to this Mortgage mutatis mutandis. In the event of any conflict or inconsistency between the terms of the Credit Agreement and this Mortgage, the terms of the Credit Agreement shall govern and control. 2.2 Other Collateral. This Mortgage is one of a number of security agreements to secure the Obligations delivered by or on behalf of the Mortgagor pursuant to the Credit Agreement, and the other Loan Documents. All potential junior Lien claimants are placed on notice that, under any of the Loan Documents, other collateral for the Obligations secured hereunder (i.e., collateral other than the Mortgaged Property) may, under certain circumstances, be released without a corresponding reduction in the total principal amount secured by this Mortgage. Such a release would decrease the amount of collateral securing the same indebtedness, thereby increasing the burden on the remaining Mortgaged Property created and continued by this Mortgage. No such release shall impair the priority of the lien of this Mortgage. By accepting its interest in the Mortgaged Property after the Effective Date, each and every junior Lien claimant shall be deemed to have acknowledged the possibility of, and consented to, any such release. Nothing in this paragraph shall impose any obligation upon Mortgagee. ARTICLE THREE DEFAULTS 3.1 Event of Default. The term “Event of Default,” wherever used in this Mortgage, shall mean any occurrence and continuance of one or more Events of Default (as such term is defined in the Credit Agreement or any other Loan Document). ARTICLE FOUR REMEDIES 4.1 Intentionally omitted. 4.2 Acceleration of Maturity. If an Event of Default occurs and is continuing, Mortgagee may (except that such acceleration shall be automatic if the Event of Default is caused by the occurrence of any event set forth in Section 7.01(f) or (g) of the Credit Agreement), declare the Obligations to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Mortgagor waives) notwithstanding anything in this Mortgage or any Loan Document or applicable legal requirements to the contrary. 4.3 Protective Advances. Upon the occurrence of an Event of Default, then without thereby limiting Mortgagee’s other rights or remedies, waiving or releasing any of Mortgagor’s obligations, or imposing any obligation on Mortgagee, Mortgagee may, before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale, and, where applicable, after sale, and during the pendency of any related proceedings, either advance any amount owing or perform any or all actions that Mortgagee considers necessary or appropriate to

21 #4830-9629-2852v7 remedy such Event of Default. All such advances shall constitute “Protective Advances” and shall bear interest thereon at the Default Rate from the date incurred until paid by the Mortgagor. No sums advanced or performance rendered by Mortgagee shall cure, or be deemed a waiver of any Event of Default or of any notice of default hereunder, or invalidate any act done pursuant hereto or to any such notice. This Mortgage also secures Protective Advances made after the entry of a judgment of foreclosure. 4.4 Institution of Equity Proceedings. If an Event of Default occurs and is continuing, Mortgagee may institute an action, suit or proceeding in equity for specific performance of this Mortgage, the Credit Agreement or any other Loan Document to which Mortgagor is a party, all of which shall be specifically enforceable by injunction or other equitable remedy. To the extent permitted by applicable legal requirements, Mortgagor waives any defense based on laches or any applicable statute of limitations. 4.5 Mortgagee’s Power of Enforcement. (a) If an Event of Default occurs and is continuing, Mortgagee shall be entitled, upon and subject to the terms and conditions of the Credit Agreement, if and to the extent permitted by applicable legal requirements, to prepare and record on its own behalf a written declaration of default and demand for sale to cause the Mortgaged Property to be sold to satisfy the obligations hereof. (b) After the lapse of such time as may then be required by applicable legal requirements following the recordation of such written declaration, and notice of sale having been given as then required by applicable legal requirements, Mortgagee without demand on Mortgagor, shall, if and to the extent permitted by applicable legal requirements, sell the Mortgaged Property or any portion thereof at the time and place fixed by it in said notice and at the place designated by applicable legal requirements, either as a whole or in separate parcels and in such order as it may determine, at public auction to the highest bidder, for cash in lawful money of the United States payable at the time of sale. Mortgagee may, for any cause it deems expedient, postpone the sale of all or any portion of said property until it shall be completed and, in every case, notice of postponement shall be given by public announcement thereof at the time and place last appointed for the sale and from time to time thereafter Mortgagee may postpone such sale by public announcement at the time fixed by the preceding postponement. Mortgagee shall execute and deliver to the purchaser its deed, bill of sale, or other instrument conveying said property so sold, but without any covenant or warranty, express or implied. The recitals in such instrument of conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including Mortgagee, may bid at the sale. (c) To the extent permitted by applicable legal requirements, after deducting all actual, documented out-of-pocket costs, fees and expenses of Mortgagee and of this Mortgage, including, without limitation, actual, out-of-pocket costs of evidence of title and reasonable out- of-pocket attorneys’ fees and other reasonable legal expenses of Mortgagee in connection with a sale, Mortgagee shall apply the proceeds of such sale to payment of all Obligations not then repaid, with accrued interest at the rate applicable to overdue principal set forth in the Credit Agreement to the payment of all other sums then secured hereby and the remainder, if any, to the Person or Persons legally entitled thereto.

22 #4830-9629-2852v7 (d) If any Event of Default occurs and is continuing, Mortgagee may, upon and subject to the terms and conditions of the Credit Agreement, either with or without entry or taking possession of the Mortgaged Property, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Mortgagee thereafter to bring an action or proceeding to foreclose or any other action for any Event of Default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (1) to enforce payment of the Notes or other obligations under the Loan Documents, to the extent permitted by applicable legal requirements, or the performance of any term hereof or any other right; (2) to foreclose this Mortgage in any manner provided by applicable legal requirements for the foreclosure of mortgages or deeds of trust on real property, through either judicial or nonjudicial foreclosure procedures or processes pursuant to the laws of the State, and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property or any portion thereof pursuant to the laws of the State or under the judgment or decree of a court or courts of competent jurisdiction, and Mortgagee shall be entitled to recover in any such proceeding all documented out-of-pocket costs and expenses incident thereto, including reasonable and documented out-of-pocket attorneys’ fees, appraisers’ fees, receiver’s costs and expenses, insurance, taxes, outlays for documentary and expert evidence, costs for preservation of the Mortgaged Property, stenographer’s charges, publication costs and costs of procuring all abstracts of title, title searches and examinations, guarantee policies and similar data and assurances with respect to title as Mortgagee may deem to be reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or value of the Mortgaged Property or for any other reasonable purpose; (3) to exercise any or all of the rights and remedies available to it under the Loan Documents; and (4) to pursue any other remedy available to it. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Mortgagee may determine. (e) The remedies described in this Section 4.5 may be exercised with respect to all or any portion of the Personal Property, either simultaneously with the sale of any real property encumbered hereby or independent thereof. Upon the occurrence and during the continuance of an Event of Default, Mortgagee shall at any time be permitted to proceed with respect to all or any portion of the Personal Property in any manner permitted by the UCC. Mortgagor agrees that Mortgagee’s inclusion of all or any portion of the Personal Property (and all personal property that is subject to a security interest in favor, or for the benefit, of Mortgagee) in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property. 4.6 Mortgagee’s Right to Enter and Take Possession, Operate and Apply Income. (a) If an Event of Default occurs and is continuing, (1) Mortgagor, upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession and, if and to the extent permitted by applicable legal requirements, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all the Mortgaged Property including the Personal Property, without liability for trespass, damages or otherwise, and may exclude Mortgagor and its agents and employees wholly therefrom and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor; and (2) Mortgagor shall pay to Mortgagee on Mortgagee’s entry into possession, or to any receiver appointed to collect the Rents, all Rents received by Mortgagor.

23 #4830-9629-2852v7 (b) If following the occurrence and during the continuance of an Event of Default, Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property, the Personal Property or any part thereof after Mortgagee’s demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of such property to Mortgagee and Mortgagor hereby specifically consents to the entry of such judgment or decree. Mortgagor shall pay to Mortgagee, upon demand, all actual, reasonable and documented out-of-pocket costs and expenses of obtaining such judgment or decree, including Mortgagee’s documented out-of-pocket attorneys’ fees and agents fees, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Mortgage. (c) Upon every such entering upon or taking of possession, following the occurrence and during the continuance of an Event of Default, Mortgagee may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act: (1) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional necessary and proper fixtures, personalty and other property; (2) insure or keep the Mortgaged Property insured to the same extent as Mortgagor is required to insure and keep the Mortgaged Property insured under the terms of the Credit Agreement; (3) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor in its name or otherwise with respect to the same; (4) enter into agreements with others to exercise the powers herein granted to Mortgagee, all as Mortgagee from time to time may determine; and, subject to the absolute assignment of the leases and rents to Mortgagee, Mortgagee may collect and receive all the Rents, including those past due as well as those accruing thereafter; and shall apply the monies so received by Mortgagee in such priority as Mortgagee may determine to (A) the payment of the Obligations, including interest and principal due and payable on the Notes or the other Loan Documents, (B) the deposits for taxes and assessments and insurance premiums due, (C) the cost of insurance, taxes, assessments and other proper charges upon the Mortgaged Property or any part thereof; (D) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Mortgagee for which Mortgagor is responsible for under the terms of the Loan Documents; and (E) any other charges or costs required to be paid by Mortgagor under the terms hereof; and (5) rent or sublet the Mortgaged Property or any portion thereof for any purpose permitted by this Mortgage. Mortgagee shall surrender possession of the Mortgaged Property and the Personal Property to Mortgagor only when no Event of Default then remains continuing and all Obligations under any of the terms of the Loan Documents or this Mortgage shall have been paid in full. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

24 #4830-9629-2852v7 4.7 Separate Sales. To the extent permitted by applicable legal requirements, upon the occurrence and during the continuation of an Event of Default, the Mortgaged Property may be sold in one or more parcels and, subject to the orders of a court of competent jurisdiction, in such manner and order as Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales. 4.8 Leases. If an Event of Default occurs and is continuing, Mortgagee is authorized to foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights shall not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Mortgagee to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property, or any portion thereof. Unless otherwise agreed by Mortgagee in writing, all Leases executed subsequent to Effective Date, or any part thereof, shall be subordinate and inferior to the lien of this Mortgage. 4.9 Purchase by Mortgagee. Upon any foreclosure sale (whether judicial or non- judicial), Mortgagee may bid for and purchase the property subject to such sale and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability. 4.10 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor agrees to the full extent permitted by applicable legal requirements that if an Event of Default occurs and is continuing, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Mortgagor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do under applicable legal requirements, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshaled upon any foreclosure of the lien hereof and agrees that Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety. 4.11 Receiver. If an Event of Default occurs and is continuing, Mortgagee, without regard to the value, adequacy or occupancy of the security for the Obligations, shall, if and to the extent permitted by applicable legal requirements, be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Mortgagee. If any Event of Default occurs and is continuing, Mortgagee may, if and to the extent permitted by applicable legal requirements, have a receiver appointed without notice to any third party, and Mortgagee may waive any requirement that the receiver post a bond. Mortgagee shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Mortgagee’s behalf may be an Affiliate of Mortgagee. The reasonable out-of-pocket expenses, including receiver’s fees, attorneys’ fees and expenses, costs and agent’s compensation, incurred pursuant to the powers

25 #4830-9629-2852v7 herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Mortgagee under this Mortgage or the other Loan Documents or otherwise available to Mortgagee and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Mortgagee, whether received pursuant to this section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable pursuant to the terms of this Mortgage to, Mortgagee. 4.12 Suits to Protect the Mortgaged Property. Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property, or (c) to restrain the enforcement of or compliance with any legislation or other legal requirements that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee’s interest. 4.13 Proofs of Claim. In the case of any receivership, Insolvency, Bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor, or, to the extent the same would result in an Event of Default hereunder, any Subsidiary, or any guarantor, co-maker or endorser of any of Mortgagor’s obligations or its property, Mortgagee, to the extent permitted by applicable legal requirements, shall be entitled to file such proofs of claim or other documents as it may deem to be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Mortgagor under the Credit Agreement or any other Loan Document (including any security document), at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Mortgagor after such date. 4.14 Mortgagor to Pay the Obligations on Any Default in Payment; Application of Monies by Mortgagee. (a) In case of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of the sums secured hereby, Mortgagee shall be entitled to enforce payment from Mortgagor of any additional amounts then remaining due and unpaid with respect to the Obligations and to recover judgment against Mortgagor for any portion thereof remaining unpaid, with interest at the Default Rate. (b) Mortgagor hereby agrees, to the extent permitted by applicable legal requirements, that no recovery of any such judgment by Mortgagee or other action by Mortgagee and no attachment or levy of any execution upon any of the Mortgaged Property or any other property shall in any way affect the Lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or any Lien, rights, powers or remedies of Mortgagee hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

26 #4830-9629-2852v7 (c) [Reserved] (d) The provisions of this section shall not be deemed to limit or otherwise modify the provisions of any guaranty of the indebtedness evidenced by the Loan Documents. 4.15 Delay or Omission; No Waiver. No delay or omission of Mortgagee or any other Secured Party to exercise any right, power or remedy upon and during the continuance of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee whether contained herein or in the other Loan Documents or otherwise available to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee. 4.16 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee, the Administrative Agent or the required percentage of the Lenders (as determined pursuant to the Credit Agreement), to the extent applicable under the Credit Agreement, (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Notes, the Credit Agreement, this Mortgage, or any other Loan Document (including any security document); (d) releases any part of the Mortgaged Property from the lien or security interest of this Mortgage or any other instrument securing the Obligations; (e) consents to the filing of any map, plat or replat of the Site (to the extent such consent is required); (f) consents to the granting of any easement on the Site (to the extent such consent is required); or (g) makes or consents to any agreement changing the terms of this Mortgage or any other Loan Document subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability of Mortgagor under the Notes, this Mortgage, the Credit Agreement or any other Loan Document (including any security document) or otherwise, or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, co-signer, surety or guarantor (in each case, other than to the extent of the forbearance, extension, waiver, release or consent, if any, as applicable). No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default, nor shall the lien or security interest of this Mortgage be altered thereby, except, with respect to the latter, (1) to the extent expressly provided in any releases, maps, easements or subordinations described in clause (d), (e), (f) or (g) above of this Section 4.16, or (2) as otherwise expressly provided in an instrument or instruments executed by Mortgagee. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Mortgagee, without notice to any Person, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Event of Default as provided herein. Notwithstanding anything to the contrary contained in this Mortgage or any other Loan Document (including any security document), (1) in the case of any non-monetary Event of Default, Mortgagee and the other Secured Parties may continue to accept payments due hereunder without thereby waiving the existence of such or any other Event

27 #4830-9629-2852v7 of Default and (2) in the case of any monetary Event of Default, Mortgagee and the other Secured Parties may accept partial payments of any sums due hereunder without thereby waiving the existence of such Event of Default if the partial payment is not sufficient to completely cure such Event of Default. 4.17 Discontinuance of Proceedings; Position of Parties Restored. If Mortgagee or any other Secured Party shall have proceeded to invoke any right, remedy or recourse permitted under any applicable Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee or such other Secured Party, as the case may be, shall have the unqualified right to do so and, in such an event, Mortgagor, Mortgagee and the other Secured Parties shall be restored to their former positions with respect to the Obligations, any applicable Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee and the other Secured Parties shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which has occurred and is then continuing or the right of Mortgagee or any other Secured Party thereafter to exercise any right, remedy or recourse under any applicable Loan Documents for such Event of Default. 4.18 Remedies Cumulative. No right, power or remedy, including without limitation remedies with respect to any security for the Obligations, conferred upon or reserved to Mortgagee by this Mortgage or any other Loan Document (including any security document) is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or any other Loan Document (including any security document), now or hereafter existing at law, in equity or by statute, and Mortgagee shall be entitled to resort to such rights, powers, remedies or security as Mortgagee shall in its sole and absolute discretion deem advisable. 4.19 Interest After Event of Default. If an Event of Default shall have occurred and is continuing, all sums outstanding and unpaid under the Notes, this Mortgage, the Credit Agreement, and the other Loan Documents shall, as and to the extent provided in the Credit Agreement, bear interest at the Default Rate until such Event of Default has been waived. Mortgagor’s obligation to pay such interest shall be secured by this Mortgage. 4.20 Foreclosure; Expenses of Litigation. If Mortgagee forecloses, actual reasonable documented out-of-pocket attorneys’ fees and expenses for services in the supervision of said proceedings shall be allowed to Mortgagee as part of the foreclosure costs. In the event of foreclosure of the lien hereof, there shall be allowed and included as additional indebtedness all actual, reasonable and documented out-of-pocket expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys’ fees, appraiser’s fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or, in the instance of judicial foreclosure, entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guarantees, and similar data and assurances with respect to title as Mortgagee may deem reasonably advisable either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Property or any portion thereof. All expenditures and expenses of the nature in this section mentioned, and such actual, documented, out-of-pocket expenses and fees

28 #4830-9629-2852v7 as may be incurred in the protection of the Mortgaged Property and the maintenance of the lien and security interest of this Mortgage, including the fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage or any other Loan Document (including any security document), the Mortgaged Property or any portion thereof, including, without limitation, civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be due and payable by Mortgagor, with interest thereon at the Default Rate, in each case, in accordance with, and to the extent payable by Mortgagor under, Section 10.04 of the Credit Agreement and shall be secured by this Mortgage. 4.21 Deficiency Judgments. To the fullest extent permitted by applicable legal requirements, if after foreclosure of this Mortgage or Mortgagee’s sale hereunder, there shall remain any deficiency with respect to any Obligations, and Mortgagee shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the Default Rate. To the extent permitted by applicable legal requirements, Mortgagor waives any defense to Mortgagee’s recovery against Mortgagor of any deficiency after any foreclosure sale of the Mortgaged Property. To the extent permitted by applicable legal requirements, Mortgagor expressly waives any defense or benefits that may be derived from any statute granting Mortgagor any defense to any such recovery by Mortgagee. In addition, Mortgagee shall be entitled to recovery of all of its actual, reasonable and documented out-of- pocket costs and expenditures (including without limitation any court imposed costs) in connection with such proceedings, including its reasonable attorneys’ fees and expenses, appraisal fees and the other costs, fees and expenditures referred to in Section 4.20 above in accordance with, and to the extent payable by Mortgagor under, Section 10.04 of the Credit Agreement. This provision shall survive any foreclosure or sale of the Mortgaged Property, any portion thereof and/or the extinguishment of the lien hereof. Notwithstanding anything in this Mortgage to the contrary, none of any member, direct or indirect owner, director or officer of the Mortgagor (but excluding any guarantor under the Loan Documents to the extent of its obligations under the Loan Documents) shall be liable personally under this Mortgage. 4.22 Waiver of Jury Trial. EACH OF MORTGAGOR, AND BY ITS ACCEPTANCE HEREOF, MORTGAGEE, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF MORTGAGOR AND MORTGAGEE OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF MORTGAGOR, AND BY ITS ACCEPTANCE HEREOF, MORTGAGEE, AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT MORTGAGOR AND MORTGAGEE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.22

29 #4830-9629-2852v7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF MORTGAGOR AND MORTGAGEE TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.1 4.23 Exculpation of Mortgagee. The acceptance by Mortgagee of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Mortgaged Property by Mortgagee, be deemed or construed to make Mortgagee a “mortgagee in possession”; nor thereafter or at any time or in any event obligate Mortgagee to appear in or defend any action or proceeding relating to the Leases, the Rents or the Mortgaged Property, or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Lease or to assume any obligation or responsibility for any security deposits or other deposits except to the extent such deposits are actually received by Mortgagee, nor shall Mortgagee, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any Person in or about the Mortgaged Property. 4.24 Insurance Policies. Wherever provision is made in this Mortgage or the Credit Agreement for insurance policies to bear mortgage clauses or other loss payable clauses or endorsements in favor of Mortgagee, or to confer authority upon Mortgagee to settle or participate in the settlement of losses under policies of insurance or to hold and disburse or otherwise control use of insurance proceeds, from and after the entry of judgment of foreclosure, all such rights and powers of Mortgagee shall continue in Mortgagee as judgment creditor or Mortgagee until confirmation of sale. ARTICLE FIVE LOCAL LAW PROVISIONS. 5.1 Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article Five and the terms and conditions of this Mortgage, the terms and conditions of this Article Five shall control and be binding. 5.2 Maximum Amount Secured; Future Advances. It is the intent hereof to secure payment of the Obligations whether the entire amount shall have been advanced to the Mortgagor or the Mortgagor at the date hereof, or at a later date, and to secure any other amount or amounts that may be added to the Obligations under the terms of this Mortgage. Pursuant to Fla. Stat. §697.04, this Mortgage is given to secure not only existing indebtedness, but also future advances made pursuant to this Mortgage, any notes representing any portion of the Obligations, any loan agreement or other instrument evidencing or securing the Obligations or as requested by Mortgagor, whether such advances are obligatory or are to be made at the option of Mortgagee; or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances are made on the date of the execution of this Mortgage. The total amount of Obligations secured hereby at any time outstanding shall not exceed an amount equal to $350,000,000.00 in principal plus interest thereon and any disbursements made for the payment of taxes, levies, or insurance on the Property covered by the lien of this Mortgage with interest 1 NTD: Section should be consistent with 10.15 of Credit Agreement.

30 #4830-9629-2852v7 thereon. Nothing herein contained shall be deemed an obligation on the part of the Mortgagee to make any future advances except as otherwise provided in the Credit Agreement. 5.3 Limitation of Recovery; Florida Documentary Stamp Tax. This Mortgage, the Credit Agreement, and any Notes evidencing the Obligations secured by this Mortgage have been executed and delivered outside of the State of Florida. Notwithstanding the stated principal amount of the Obligations as described in this Mortgage, or anything else in the Credit Agreement or other Loan Documents to the contrary, no more than $350,000,000.00 of the principal amount of the Obligations plus interest and costs accruing thereof and other obligations secured hereby shall be recoverable under this Mortgage. While recovery under this Mortgage for the principal amount of the Obligations shall be limited to $350,000,000.00, Mortgagee may also recover under this Mortgage (i) any and all interest accrued and accruing on the Obligations, and (ii) any and all advancements made for the payment of any impositions, liens or insurance with respect to the Property (including all Protective Advances), and all costs of enforcement and other amounts paid or incurred by Mortgagee or which become due to Mortgagee, from time to time in accordance with this Mortgage. The taxable base for payment of the Florida documentary stamp taxes and nonrecurring intangible taxes due hereon is $350,000,000.00. Accordingly, documentary stamp taxes in the amount of $1,225,000.00 and nonrecurring intangibles tax in the amount of $700,000.00 are being paid upon the recording of this Mortgage. ARTICLE SIX MISCELLANEOUS PROVISIONS 6.1 Heirs, Successors and Assigns Included in Parties. Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee shall bind and inure to the benefit of its heirs, successors and assigns, whether so expressed or not. 6.2 Addresses for Notices, Etc. Any notice, report, demand or other instrument authorized or required to be given or furnished under this Mortgage to Mortgagor or Mortgagee shall be deemed given or furnished (a) when addressed to the party intended to receive the same, at the address of such party set forth below, and delivered by hand at such address or (b) three (3) Business Days after the same is deposited in the United States mail as first class certified mail, return receipt requested, postage paid: Mortgagor: Sunseeker Florida, Inc. 1201 N. Town Center Las Vegas, NV 89144 Attention: Gregory Anderson, CFO Email: gregory.anderson@allegiantair.com With a copy to (for informational purposes only and not constituting

31 #4830-9629-2852v7 notice): Ellis Funk, P.C. 5555 Glenridge Crossing, Suite 675 Atlanta, GA 30342. Attention: Rob Goldberg, Email: rgoldberg@ellisfunk.com Mortgagee: Wilmington Trust, National Association 50 South Sixth Street, Suite 1290 Minneapolis, Minnesota 55402 Telephone No.: (612) 217-5645 Email: jjankiewicz@wilmingtontrust.com Attention: Jessica A. Jankiewicz, Loan Agency With a copy to (for informational purposes only and not constituting notice): Milbank LLP 55 Hudson Yards New York, New York 10001 Attention: Drew S. Fine, Esq. Facsimile: (212) 822-5337 Email: dfine@milbank.com 6.3 Change of Notice Address. Any Person may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed to that Person, by furnishing written notice of such change to the other parties, but no such notice of change shall be effective unless and until received by such other parties. 6.4 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof. 6.5 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained herein or in the Notes, the Credit Agreement or any other Loan Document (including the security documents) shall be invalid, illegal or unenforceable in any respect, the validity of the lien hereof and the remaining covenants, agreements, terms or provisions contained herein or in the Notes, the Credit Agreement and other Loan Documents (including the security documents) shall be in no way affected, prejudiced or disturbed thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. 6.6 Changes and Priority Over Intervening Liens. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent permitted by applicable legal

32 #4830-9629-2852v7 requirements, any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance. 6.7 Waiver of Setoff and Counterclaim; Other Waivers. All Obligations shall be payable without setoff, counterclaim or any deduction whatsoever. Mortgagor hereby waives the right to assert a counterclaim (other than a compulsory counterclaim) in any action or proceeding brought against it by Mortgagee and/or any other Secured Party under the Loan Documents or arising out of or in any way connected with this Mortgage, the other Loan Documents, or the Obligations. 6.8 Governing Law. THE CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS PROVIDE THAT EACH IS CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. THIS MORTGAGE AND THE RIGHTS AND OBLIGATIONS OF THE MORTGAGOR, MORTGAGEE, AND THE SECURED PARTIES HEREUNDER SHALL ALSO BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK); PROVIDED, HOWEVER, THAT (A) THE TERMS AND PROVISIONS OF THIS MORTGAGE PERTAINING TO THE CREATION, PRIORITY, PERFECTION, ENFORCEMENT OR REALIZATION BY MORTGAGEE OF ITS RESPECTIVE RIGHTS AND REMEDIES UNDER THIS MORTGAGE WITH RESPECT TO THE MORTGAGED PROPERTY (OTHER THAN FOR PERSONAL PROPERTY) SHALL BE GOVERNED AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA (THE “STATE”) WITHOUT GIVING EFFECT TO THE CONFLICTS-OF-LAW RULES AND PRINCIPLES OF THE STATE; (B) FOR PERSONAL PROPERTY, THE PERFECTION, EFFECT OF PERFECTION OR NON- PERFECTION AND PRIORITY OF THE SECURITY INTEREST SHALL BE SUBJECT TO ANY MANDATORY CHOICE OF LAW RULES IN THE UCC; (C) MORTGAGOR AGREES THAT TO THE EXTENT DEFICIENCY JUDGMENTS ARE AVAILABLE UNDER THE LAWS OF THE STATE AFTER A FORECLOSURE (JUDICIAL OR NON-JUDICIAL) OF THE MORTGAGED PROPERTY, OR ANY PORTION THEREOF, OR ANY OTHER REALIZATION THEREON BY MORTGAGEE OR ANY OTHER SECURED PARTY UNDER THE LOAN DOCUMENTS, MORTGAGEE OR SUCH SECURED PARTY, AS THE CASE MAY BE, SHALL HAVE THE RIGHT TO SEEK SUCH A DEFICIENCY JUDGMENT AGAINST MORTGAGOR IN THE STATE; AND (D) MORTGAGOR AGREES THAT IF MORTGAGEE OR ANY OTHER SECURED PARTY UNDER THE LOAN DOCUMENTS OBTAINS A DEFICIENCY JUDGMENT IN ANOTHER STATE AGAINST MORTGAGOR, THEN MORTGAGEE OR SUCH SECURED PARTY, AS THE CASE MAY BE, SHALL HAVE THE RIGHT TO ENFORCE SUCH JUDGMENT IN THE STATE TO THE EXTENT PERMITTED UNDER THE LAWS OF THE STATE, AS WELL AS IN OTHER STATES. 6.9 Intentionally omitted. 6.10 Right of Entry. Mortgagee may make or cause to be made entry upon and inspections of the Mortgaged Property or any part thereof in person or by agent as provided in the Credit Agreement and the other Loan Documents.

33 #4830-9629-2852v7 6.11 Corrections. Mortgagor shall, upon reasonable request of Mortgagee, promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage (including, but not limited to, in the exhibits and schedules attached hereto) or in the execution or acknowledgement hereof, and shall execute, acknowledge and deliver such further instruments and do such further acts as may be reasonably necessary or as may be reasonably requested by Mortgagee to carry out more effectively the purposes of this Mortgage, to subject to the lien and security interest hereby created any of Mortgagor’s properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest. 6.12 Statute of Limitations. To the fullest extent allowed by applicable legal requirements, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Mortgage or any rights hereunder, is hereby waived by Mortgagor. 6.13 Subrogation. Should the proceeds of any loan or advance made by Mortgagee or any Lender under the Credit Agreement or any other Loan Document, repayment of which is hereby secured, or any part thereof, or any amount paid out or advanced by Mortgagee or any Lender under the Credit Agreement or any other Loan Document, be used directly or indirectly to pay off, discharge, or satisfy, in whole or in part, any prior or superior lien or encumbrance upon the Mortgaged Property, or any part thereof, then, as additional security hereunder, Mortgagee shall be subrogated to any and all rights, superior titles, liens, and equities owned or claimed by any owner or holder of said outstanding liens, charges, and indebtedness, however remote, regardless of whether said liens, charges, and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment. 6.14 Reinstatement. This Mortgage, the obligations of Mortgagor hereunder, and the liens, rights, powers and remedies of Mortgagee hereunder, shall continue to be effective, or be automatically reinstated, as the case may be, if at any time any amount applied to the payment of any of the Obligations is rescinded or must otherwise be restored or returned to Mortgagor, or any other Person (or paid to the creditors of any of them, or to any custodian, receiver, or other officer with similar powers with respect to any of them, or with respect to any part of their property) upon the Insolvency, Bankruptcy, dissolution, liquidation or reorganization of Mortgagor, or any such Person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with respect to any of them, or with respect to any part of their property, or otherwise, all as though such payment had not been made. 6.15 No Waiver. The exercise of the privileges granted in this Mortgage to perform Mortgagor’s obligations under the agreements which constitute part of the Mortgaged Property shall in no event be considered or constitute a waiver of any right which Mortgagee may have at any time, after an Event of Default shall have occurred and be continuing, to declare the Obligations to be immediately due and payable. 6.16 Extension, Rearrangement or Renewal of Obligations. It is expressly agreed that any of the Obligations at any time secured hereby may be from time to time extended for any period, or with the consent of Mortgagor rearranged or renewed, and that any part of the security herein described, or any other security for the Obligations, may be waived or released, without

34 #4830-9629-2852v7 altering, varying or diminishing the force, effect or lien or security interest of this Mortgage, except as may be expressly set forth in a written agreement executed by Mortgagee; and the lien and security interest granted by this Mortgage shall continue as a prior lien and security interest on all of the Mortgaged Property not expressly so released until the Obligations are fully paid and this Mortgage is terminated in accordance with the provisions hereof; and no other security now existing or hereafter taken to secure the payment of the Obligations or any part thereof or the performance of any obligation or liability of Mortgagor whatsoever shall in any manner impair or affect the security given by this Mortgage; and all security for the payment of the Obligations or any part thereof and the performance of any obligation or liability shall be taken, considered and held as cumulative. 6.17 Forcible Detainer. If and to the extent permitted by applicable legal requirements, Mortgagor agrees for itself and all Persons claiming by, through or under it, that subsequent to foreclosure hereunder in accordance with this Mortgage and applicable legal requirements, if Mortgagor shall hold possession of the Mortgaged Property or any part thereof, Mortgagor or the Persons so holding possession shall be guilty of trespass; and any such Person (including Mortgagor) failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to Mortgagee or any purchaser in foreclosure, as applicable, for reasonable rental on said premises, and shall be subject to eviction and removal in accordance with applicable legal requirements. 6.18 Waiver of Stay or Extension. If and to the extent permitted to be waived by applicable legal requirements, Mortgagor shall not at any time insist upon or plead or in any manner whatever claim the benefit or advantage of any stay, extension or moratorium law now or at any time hereafter in force in any locality where the Mortgaged Property or any part thereof may or shall be situated, nor shall Mortgagor claim any benefit or advantage from any law now or hereafter in force providing for the valuation or appraisement of the Mortgaged Property or any part thereof prior to any sale thereof to be made pursuant to any provision of this Mortgage or to a decree of any court of competent jurisdiction, nor after any such sale shall Mortgagor claim or exercise any right conferred by any law now or at any time hereafter in force to redeem the Mortgaged Property so sold or any part thereof; and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws and the appraisement of the Mortgaged Property or any part thereof, and covenants that Mortgagor shall not hinder or delay the execution of any power herein granted and delegated to Mortgagee but that Mortgagor shall permit the execution of every such power as though no such law had been made. 6.19 Application of Payments. In the event that any part of the Obligations cannot lawfully be secured hereby, or in the event that the lien and security interest hereof cannot be lawfully enforced to pay any part of the Obligations, or in the event that the lien or security interest created by this Mortgage shall be invalid or unenforceable as to any part of the Obligations, then all payments on the Obligations shall be deemed to have been first applied to the complete payment and liquidation of that part of the Obligations which is not secured by this Mortgage and the unsecured portion of the Obligations shall be completely paid and liquidated prior to the payment and liquidation of the remaining secured portion of the Obligations. 6.20 Reduction of Secured Amount. In the event that the amount secured by this Mortgage is less than the Obligations, then the amount secured shall be reduced only by the last

35 #4830-9629-2852v7 and final sums that Mortgagor repays with respect to the Obligations and shall not be reduced by any intervening repayments of the Obligations unless arising from the Mortgaged Property. So long as the balance of the Obligations exceeds the amount secured, any payments of the Obligations shall not be deemed to be applied against, or to reduce, the portion of the Obligations secured by this Mortgage. Such payments shall instead be deemed to reduce only such portions of the Obligations as are secured by other collateral located outside of the state in which the Mortgaged Property is located or as are unsecured. 6.21 Renewal; Etc. Mortgagee may at any time and from time to time renew or extend this Mortgage, or alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof in whole or in part and may release any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Obligations as Mortgagee may determine, without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien and security interest hereof on any part of the Mortgaged Property; provided that nothing in this Section 6.21 shall grant Mortgagee the right to alter or modify this Mortgage without the consent of Mortgagor unless otherwise specifically permitted in this Mortgage. 6.22 Compliance With Usury Law. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable legal requirements and Mortgagor warrants and represents that the Loan is being made for business or investment purposes. It is expressly stipulated and agreed to be the intent of Mortgagor and Mortgagee at all times to comply with the applicable New York and Florida law governing the maximum rate or amount of interest payable on or in connection with the Obligations (or applicable United States federal law to the extent that it permits Mortgagee to contract for, charge, take, reserve or receive a greater amount of interest than under New York and Florida law). If any applicable legal requirement is ever judicially interpreted so as to render usurious any amount called for under the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the extension of credit evidenced by the Loan Documents or if acceleration of the maturity of the Obligations or if any prepayment by Mortgagor results in Mortgagor having paid any interest in excess of that permitted by applicable legal requirements, then it is Mortgagor’s and Mortgagee’s express intent that all excess amounts theretofore collected by Mortgagee be credited on the principal balance due under the Loan Documents (or, if the Loan Documents have been or would thereby be paid in full, refunded to Mortgagor), without payment of any fee, premium or penalty, and the provisions of the Loan Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable legal requirement, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of Obligations does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Mortgagee for the use, forbearance or detention of the Obligations shall, to the extent permitted by applicable legal requirements, be amortized, prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest on account of the Obligations does not exceed the applicable usury ceiling.

36 #4830-9629-2852v7 6.23 Entire Agreement. This Mortgage, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. There are no unwritten oral agreements between the parties. 6.24 Time. Time is of the essence of this Mortgage. 6.25 Third Party Rights. Nothing in this Mortgage, expressed or implied, is intended or shall be construed to confer upon, or give to any Person, other than Mortgagor, Mortgagee and the other Secured Parties, any security, rights, remedies or claims, legal or equitable, under or by reason hereof, or any covenant or condition hereof; and this Mortgage and the covenants and agreements herein contained are and shall be held to be for the sole and exclusive benefit of Mortgagor, Mortgagee and the other Secured Parties. 6.26 Context. In this Mortgage, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa. 6.27 Calendar Days. Unless otherwise specified herein, any reference to “days” in this Mortgage shall be deemed to mean “calendar days.” 6.28 Covenants Running with the Land. All grants, covenants, terms, provisions and conditions contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Land. As used herein, “Mortgagor” shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property. 6.29 Mortgagee as Agent. Mortgagee has been appointed to act as Administrative Agent by the other Secured Parties pursuant to the Credit Agreement. Mortgagee shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Mortgaged Property) in accordance with the terms of the Credit Agreement and other applicable Loan Documents and this Mortgage. Mortgagor and all other Persons shall be entitled to rely on releases, satisfactions, waivers, consents, approvals, notifications and other acts of Mortgagee, without inquiry into the existence of required consents or approvals of the Secured Parties therefor. 6.30 Relationship. The relationship of Mortgagee to Mortgagor hereunder is strictly and solely that of creditor and debtor and mortgagee and mortgagor and nothing contained in the Credit Agreement, this Mortgage or any other document or instrument now existing and delivered in connection therewith or otherwise in connection with the Obligations is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Mortgagee and Mortgagor other than as creditor and debtor and mortgagee and mortgagor. 6.31 Jurisdiction; Consent to Service of Process. (a) Mortgagor hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any New York State court or federal court of the United States

37 #4830-9629-2852v7 of America sitting in New York County, Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Mortgage, or for recognition or enforcement of any judgment, and Mortgagor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable legal requirements, in such federal court; provided that at the option of the Mortgagee, Mortgagee may commence a suit or action against Mortgagor in a Florida state court or a federal court of the United States of America sitting in the State of Florida to foreclose the Lien of this Mortgage or enforce the Obligations in connection herewith. Mortgagor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable legal requirements. (b) Mortgagor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Mortgage or any other applicable Loan Document or for recognition or enforcement of any judgment in any New York State or federal court of the United States of America sitting in New York County, Borough of Manhattan, and any appellate court from any thereof. Mortgagor hereby irrevocably waives, to the fullest extent permitted by applicable legal requirements, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court. Mortgagor irrevocably designates and appoints Christy Schaeffer, Managing Clerk, Greenberg Traurig, LLP, Office #39-60, Metlife Building, 200 Park Avenue, New York, New York 10166 as its authorized agent to accept and acknowledge on its behalf personal service of process which may be served in any suit, action or proceeding in the aforesaid New York state or Federal courts, and agrees that service of process upon said agent in accordance with law at said address and written notice of said service mailed or delivered to Borrower in the manner provided herein shall be deemed in every respect effective service of process upon Borrower in any such suit, action or proceeding. 6.32 Interpretation. As used in this Mortgage unless the context clearly requires otherwise: The terms “herein” or “hereunder” and similar terms without reference to a particular section shall refer to the entire Mortgage and not just to the section in which such terms appear; the term “lien” shall also mean a security interest, and the term “security interest” shall also mean a lien. [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY; SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Schedule A #4830-9629-2852v7 SCHEDULE A DESCRIPTION OF THE LAND A PORTION OF LASTINGERS ADDITION TO CHARLOTTE HARBOR, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 1, PAGE 22, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA AND A PORTION OF CHARLOTTE HARBOR SUBDIVISION, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 1, PAGE 29, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA AND A PORTION OF SECTION 36, TOWNSHIP 40 SOUTH, RANGE 22 EAST, CHARLOTTE COUNTY, FLORIDA, BEING MORE SPECIFICALLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF BLOCK 12, SAID CHARLOTTE HARBOR SUBDIVISION; THENCE S.70°29'22"E. ALONG THE NORTH RIGHT-OF-WAY LINE OF FRONT AVENUE (80 FEET WIDE) AS SHOWN ON SAID PLAT FOR 361.27 FEET (FOR A BASIS OF BEARINGS) TO THE POINT OF BEGINNING; THENCE N.79°10'29"E. FOR 267.98 FEET; THENCE S.38°52'16"E. FOR 227.30 FEET; THENCE S.01°28'20"E. FOR 108.50 FEET; THENCE N.88°31'40"E. FOR 71.29 FEET; TO THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 28.94 FEET, A DELTA ANGLE OF 66°08'56", A CHORD BEARING OF N.74°41'27"E., AND A CHORD DISTANCE OF 31.58 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 33.41 FEET TO THE BEGINNING OF A REVERSE CURVE TO THE RIGHT HAVING A RADIUS OF 281.35 FEET, A DELTA ANGLE OF 11°21'28", A CHORD BEARING OF N.47°17'43"E., AND A CHORD DISTANCE OF 55.68 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 55.77 FEET TO THE BEGINNING OF A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 20.00 FEET, A DELTA ANGLE OF 48°50'41", A CHORD BEARING N.28°33'06"E., AND A CHORD DISTANCE OF 16.54 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 17.05 FEET; THENCE N.51°07'24"E. FOR 29.41 FEET; THENCE S.38°56'52"E. FOR 3.26 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 10.03 FEET, A DELTA ANGLE OF 77°06'13", A CHORD BEARING OF S.77°33'08"E., AND A CHORD DISTANCE OF 12.50 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 13.50 FEET TO THE BEGINNING OF A REVERSE CURVE TO THE RIGHT HAVING A RADIUS OF 291.31 FEET, A DELTA ANGLE OF 07°19'24", A CHORD BEARING OF N.67°33'27"E., AND A CHORD DISTANCE OF 37.21 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 37.23 FEET TO THE BEGINNING OF A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 149.90 FEET, DELTA ANGLE OF 20°05'26", A CHORD BEARING N.61°10'27"E., AND A CHORD DISTANCE OF 52.29 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 52.56 FEET; THENCE N.51°07'44"E. FOR 18.82 FEET; THENCE N.38°52'16"W. FOR 51.41 FEET; THENCE N.51°07'32"E. FOR 21.00 FEET; THENCE N.38°52'28"W. FOR 42.00 FEET; THENCE N.51°07'44"E. FOR 25.27 FEET TO THE SOUTHWEST RIGHT-OF-WAY LINE OF U.S. HIGHWAY #41 (STATE ROAD #45 TAMIAMI TRAIL 200' WIDE); THENCE ALONG SAID SOUTHWEST RIGHT-OF-WAY LINE FOR THE FOLLOWING 3 COURSES: S.38°52'16"E. FOR 1319.50 FEET; THENCE S.51°07'44"W. FOR 25.00 FEET; THENCE S.38°52'16"E. FOR 150.00 FEET TO THE SOUTHEAST BOUNDARY OF LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 2439, PAGE 1746, PUBLIC RECORDS OF CHARLOTTE COUNTY; THENCE S.51°07'44"W. ALONG SAID SOUTHEAST BOUNDARY FOR 125.00 FEET TO THE SOUTHWEST BOUNDARY OF SAID LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 2439, PAGE 1746; THENCE N.38°52'35"W. ALONG SAID SOUTHWEST BOUNDARY FOR 150.00 FEET TO THE WESTERNMOST CORNER OF LANDS DESCRIBED IN SAID OFFICIAL RECORDS BOOK 2439, PAGE 1746; SAID POINT ALSO BEING THE SOUTHERNMOST CORNER OF LANDS DESCRIBED IN O.R. BOOK 281, PG. 390; THENCE N.54°51'08"W. ALONG THE SOUTHWEST BOUNDARY OF LANDS DESCRIBED IN O.R. BOOK 281, PG. 390 AND O.R. BOOK 284, PG. 441, A DISTANCE OF 312.06 FEET TO THE

Schedule A #4830-9629-2852v7 WESTERNMOST CORNER OF LANDS DESCRIBED IN O.R. BOOK 284, PG. 441; THENCE N.51°07'44"E. ALONG THE NORTHWEST BOUNDARY OF SAID LANDS DESCRIBED IN O.R. BOOK 284, PG. 441, A DISTANCE OF 116.94 FEET TO THE MEAN HIGH WATER LINE OF CHARLOTTE HARBOR (ELEVATION = 0.11 FEET NORTH AMERICAN VERTICAL DATUM OF 1988); THENCE ALONG SAID MEAN HIGH WATER LINE THE FOLLOWING COURSES: THENCE N.36°58'24"W. FOR 25.28 FEET; THENCE N.35°49'04"W. FOR 27.01 FEET; THENCE N.39°36'44"W. FOR 27.37 FEET; THENCE N.39°08'58"W. FOR 27.96 FEET; THENCE N.43°41'59"W. FOR 26.93 FEET; THENCE N.44°00'33"W. FOR 27.61 FEET; THENCE N.45°59'20"W. FOR 27.05 FEET; THENCE N.44°17'34"W. FOR 26.36 FEET; THENCE N.50°56'54"W. FOR 26.59 FEET; THENCE N.51°50'10"W. FOR 27.56 FEET; THENCE N.53°02'45"W. FOR 26.56 FEET; THENCE N.56°41'59"W. FOR 16.11 FEET; THENCE N.60°13'22"W. FOR 28.86 FEET; THENCE N.48°04'45"W. FOR 26.27 FEET; THENCE N.52°56'34"W. FOR 25.46 FEET; THENCE N.56°24'22"W. FOR 27.24 FEET; THENCE N.58°05'23"W. FOR 25.86 FEET; THENCE N.57°27'00"W. FOR 25.71 FEET; THENCE N.62°42'18"W. FOR 26.11 FEET; THENCE N.66°17'54"W. FOR 26.00 FEET; THENCE N.74°37'47"W. FOR 29.46 FEET; THENCE N.84°13'31"W. FOR 9.78 FEET; THENCE S.78°15'04"W. FOR 21.18 FEET; THENCE S.20°12'00"W. FOR 86.19 FEET; THENCE N.70°46'31"W. FOR 4.20 FEET; THENCE N.26°03'04"E. FOR 0.88 FEET; THENCE N.65°39'51"W. FOR 38.06 FEET; THENCE N.65°28'49"W. FOR 58.38 FEET; THENCE N.65°38'13"W. FOR 111.21 FEET; THENCE N.65°27'22"W. FOR 68.88 FEET; THENCE N.24°20'37"E. FOR 3.00 FEET; THENCE N.48°22'22"W. FOR 30.05 FEET; THENCE N.53°16'08"W. FOR 26.99 FEET; THENCE N.55°19'47"W. FOR 25.39 FEET; THENCE N.54°47'11"W. FOR 26.56 FEET; THENCE N.53°13'24"W. FOR 29.21 FEET; THENCE N.55°43'46"W. FOR 27.04 FEET; THENCE N.56°25'21"W. FOR 27.16 FEET; THENCE N.53°08'34"W. FOR 28.01 FEET; THENCE N.54°57'09"W. FOR 26.68 FEET; THENCEA PORTION OF LASTINGERS ADDITION TO CHARLOTTE HARBOR, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 1, PAGE 22, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA AND A PORTION OF CHARLOTTE HARBOR SUBDIVISION, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 1, PAGE 29, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA AND A PORTION OF SECTION 36, TOWNSHIP 40 SOUTH, RANGE 22 EAST, CHARLOTTE COUNTY, FLORIDA, BEING MORE SPECIFICALLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF BLOCK 12, SAID CHARLOTTE HARBOR SUBDIVISION; THENCE S.70°29'22"E. ALONG THE NORTH RIGHT-OF-WAY LINE OF FRONT AVENUE (80 FEET WIDE) AS SHOWN ON SAID PLAT FOR 361.27 FEET (FOR A BASIS OF BEARINGS) TO THE POINT OF BEGINNING; THENCE N.79°10'29"E. FOR 267.98 FEET; THENCE S.38°52'16"E. FOR 227.30 FEET; THENCE S.01°28'20"E. FOR 108.50 FEET; THENCE N.88°31'40"E. FOR 71.29 FEET; TO THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 28.94 FEET, A DELTA ANGLE OF 66°08'56", A CHORD BEARING OF N.74°41'27"E., AND A CHORD DISTANCE OF 31.58 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 33.41 FEET TO THE BEGINNING OF A REVERSE CURVE TO THE RIGHT HAVING A RADIUS OF 281.35 FEET, A DELTA ANGLE OF 11°21'28", A CHORD BEARING OF N.47°17'43"E., AND A CHORD DISTANCE OF 55.68 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 55.77 FEET TO THE BEGINNING OF A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 20.00 FEET, A DELTA ANGLE OF 48°50'41", A CHORD BEARING N.28°33'06"E., AND A CHORD DISTANCE OF 16.54 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 17.05 FEET; THENCE N.51°07'24"E. FOR 29.41 FEET; THENCE S.38°56'52"E. FOR 3.26 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 10.03 FEET, A DELTA ANGLE OF 77°06'13", A CHORD BEARING OF S.77°33'08"E., AND A CHORD DISTANCE OF 12.50 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 13.50 FEET TO THE BEGINNING OF A REVERSE CURVE TO THE RIGHT HAVING A RADIUS OF 291.31 FEET,

Schedule A #4830-9629-2852v7 A DELTA ANGLE OF 07°19'24", A CHORD BEARING OF N.67°33'27"E., AND A CHORD DISTANCE OF 37.21 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 37.23 FEET TO THE BEGINNING OF A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 149.90 FEET, DELTA ANGLE OF 20°05'26", A CHORD BEARING N.61°10'27"E., AND A CHORD DISTANCE OF 52.29 FEET; THENCE ALONG THE ARC OF SAID CURVE FOR 52.56 FEET; THENCE N.51°07'44"E. FOR 18.82 FEET; THENCE N.38°52'16"W. FOR 51.41 FEET; THENCE N.51°07'32"E. FOR 21.00 FEET; THENCE N.38°52'28"W. FOR 42.00 FEET; THENCE N.51°07'44"E. FOR 25.27 FEET TO THE SOUTHWEST RIGHT-OF-WAY LINE OF U.S. HIGHWAY #41 (STATE ROAD #45 TAMIAMI TRAIL 200' WIDE); THENCE ALONG SAID SOUTHWEST RIGHT-OF-WAY LINE FOR THE FOLLOWING 3 COURSES: S.38°52'16"E. FOR 1319.50 FEET; THENCE S.51°07'44"W. FOR 25.00 FEET; THENCE S.38°52'16"E. FOR 150.00 FEET TO THE SOUTHEAST BOUNDARY OF LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 2439, PAGE 1746, PUBLIC RECORDS OF CHARLOTTE COUNTY; THENCE S.51°07'44"W. ALONG SAID SOUTHEAST BOUNDARY FOR 125.00 FEET TO THE SOUTHWEST BOUNDARY OF SAID LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 2439, PAGE 1746; THENCE N.38°52'35"W. ALONG SAID SOUTHWEST BOUNDARY FOR 150.00 FEET TO THE WESTERNMOST CORNER OF LANDS DESCRIBED IN SAID OFFICIAL RECORDS BOOK 2439, PAGE 1746; SAID POINT ALSO BEING THE SOUTHERNMOST CORNER OF LANDS DESCRIBED IN O.R. BOOK 281, PG. 390; THENCE N.54°51'08"W. ALONG THE SOUTHWEST BOUNDARY OF LANDS DESCRIBED IN O.R. BOOK 281, PG. 390 AND O.R. BOOK 284, PG. 441, A DISTANCE OF 312.06 FEET TO THE WESTERNMOST CORNER OF LANDS DESCRIBED IN O.R. BOOK 284, PG. 441; THENCE N.51°07'44"E. ALONG THE NORTHWEST BOUNDARY OF SAID LANDS DESCRIBED IN O.R. BOOK 284, PG. 441, A DISTANCE OF 116.94 FEET TO THE MEAN HIGH WATER LINE OF CHARLOTTE HARBOR (ELEVATION = 0.11 FEET NORTH AMERICAN VERTICAL DATUM OF 1988); THENCE ALONG SAID MEAN HIGH WATER LINE THE FOLLOWING COURSES: THENCE N.36°58'24"W. FOR 25.28 FEET; THENCE N.35°49'04"W. FOR 27.01 FEET; THENCE N.39°36'44"W. FOR 27.37 FEET; THENCE N.39°08'58"W. FOR 27.96 FEET; THENCE N.43°41'59"W. FOR 26.93 FEET; THENCE N.44°00'33"W. FOR 27.61 FEET; THENCE N.45°59'20"W. FOR 27.05 FEET; THENCE N.44°17'34"W. FOR 26.36 FEET; THENCE N.50°56'54"W. FOR 26.59 FEET; THENCE N.51°50'10"W. FOR 27.56 FEET; THENCE N.53°02'45"W. FOR 26.56 FEET; THENCE N.56°41'59"W. FOR 16.11 FEET; THENCE N.60°13'22"W. FOR 28.86 FEET; THENCE N.48°04'45"W. FOR 26.27 FEET; THENCE N.52°56'34"W. FOR 25.46 FEET; THENCE N.56°24'22"W. FOR 27.24 FEET; THENCE N.58°05'23"W. FOR 25.86 FEET; THENCE N.57°27'00"W. FOR 25.71 FEET; THENCE N.62°42'18"W. FOR 26.11 FEET; THENCE N.66°17'54"W. FOR 26.00 FEET; THENCE N.74°37'47"W. FOR 29.46 FEET; THENCE N.84°13'31"W. FOR 9.78 FEET; THENCE S.78°15'04"W. FOR 21.18 FEET; THENCE S.20°12'00"W. FOR 86.19 FEET; THENCE N.70°46'31"W. FOR 4.20 FEET; THENCE N.26°03'04"E. FOR 0.88 FEET; THENCE N.65°39'51"W. FOR 38.06 FEET; THENCE N.65°28'49"W. FOR 58.38 FEET; THENCE N.65°38'13"W. FOR 111.21 FEET; THENCE N.65°27'22"W. FOR 68.88 FEET; THENCE N.24°20'37"E. FOR 3.00 FEET; THENCE N.48°22'22"W. FOR 30.05 FEET; THENCE N.53°16'08"W. FOR 26.99 FEET; THENCE N.55°19'47"W. FOR 25.39 FEET; THENCE N.54°47'11"W. FOR 26.56 FEET; THENCE N.53°13'24"W. FOR 29.21 FEET; THENCE N.55°43'46"W. FOR 27.04 FEET; THENCE N.56°25'21"W. FOR 27.16 FEET; THENCE N.53°08'34"W. FOR 28.01 FEET; THENCE N.54°57'09"W. FOR 26.68 FEET; THENCE N.56°23'10"W. FOR 49.93 FEET; THENCE N.59°33'36"W. FOR 12.13 FEET; THENCE N.55°31'48"W. FOR 11.25 FEET; THENCE N.66°32'58"W. FOR 12.17 FEET; THENCE N.58°00'30"W. FOR 11.72 FEET; THENCE N.67°07'36"W. FOR 10.66 FEET; THENCE N.50°01'57"W. FOR 12.48 FEET; THENCE N.60°39'06"W. FOR 13.38 FEET; THENCE N.62°54'55"W. FOR 11.21 FEET; THENCE N.60°42'26"W. FOR 10.39 FEET; THENCE N.70°25'28"W. FOR 11.68 FEET; THENCE N.52°55'58"W. FOR 12.10 FEET; THENCE N.59°10'32"W. FOR 11.90 FEET; THENCE N.77°51'34"W. FOR 13.40 FEET; THENCE S.75°17'09"W.

Schedule A #4830-9629-2852v7 FOR 28.64 FEET; THENCE S.74°07'10"W. FOR 8.69 FEET; THENCE N.46°50'34"W. FOR 11.63 FEET; THENCE N.46°06'08"W. FOR 11.70 FEET; THENCE N.43°02'36"W. FOR 10.63 FEET; THENCE N.73°52'09"W. FOR 8.71 FEET; THENCE N.65°50'16"W. FOR 9.67 FEET; THENCE S.58°14'01"W. FOR 11.67 FEET TO A POINT ON THE WEST LINE OF LOT 4, BLOCK 2, OF SAID CHARLOTTE HARBOR SUBDIVISION; THENCE N.19°16'28"E. LEAVING SAID MEAN HIGH WATER LINE AND ALONG THE WEST LINE OF SAID LOT 4, FOR 140.85 FEET TO THE NORTHWEST CORNER OF SAID LOT 4; THENCE N.17°13'22"W. FOR 99.82 FEET TO THE SOUTHWEST CORNER OF BLOCK 13, OF SAID CHARLOTTE HARBOR SUBDIVISION; THENCE N.70°29'22"W. ALONG THE NORTH RIGHT-OF-WAY OF SAID FRONT AVENUE FOR 31.68 FEET TO THE POINT OF BEGINNING.